MML SERIES INVESTMENT FUND

Supplement dated December 31, 2003 to the

Prospectus dated May 1, 2003

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces the information for Steven Pisarkiewicz under the information for Alliance Capital Management L.P. in the section titled About the Investment Adviser and Sub-Advisers:

John D. Phillips, Jr.

is a portfolio manager of a portion of the MML Equity Fund. Mr. Phillips, a Chartered Financial Analyst, senior portfolio manager, member of the U.S. Equity Investment Policy Group, member of the Research Review Committee, and Chairman of the Bernstein Unit’s Proxy Voting Committee, joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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